UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

 the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

 March 16, 2018

OXFORD SQUARE CAPITAL CORP.

 (Exact name of registrant as specified in its charter)

Maryland	000-50398	20-0188736
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

8 Sound Shore Drive, Suite 255

 Greenwich, CT 06830

 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (203) 983-5275

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 16, 2018 and March 19, 2018, TICC Capital Corp. (the “Company”) filed Articles of Amendment for the purpose of amending its current Articles of Incorporation in order to change its corporate name. Effective as of the Articles of Amendment filed on March 19, 2018, the Company’s name has been changed to Oxford Square Capital Corp. A copy of both Articles of Amendment filed on March 16, 2018 and March 19, 2018 are attached hereto as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K.

Item 8.01	Other Events.

On March 20, 2018, the Company issued a press release announcing that it has changed its corporate name to Oxford Square Capital Corp. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment, dated March 16, 2018
3.2	Articles of Amendment, dated March 19, 2018
99.1	Press Release, dated March 20, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2018	OXFORD SQUARE CAPITAL CORP.

	By:	/s/ Saul B. Rosenthal
Saul B. Rosenthal
President